                                                                 EXHIBIT e(3)(b)

                                AMENDMENT NO. 1
                                       TO
                         MASTER DISTRIBUTION AGREEMENT
                                    BETWEEN
                           SHORT-TERM INVESTMENTS CO.
                                      AND
                            FUND MANAGEMENT COMPANY

     The Master Distribution Agreement (the "Agreement"), dated February 28, 1997, by and between SHORT-TERM INVESTMENTS CO., a Maryland corporation and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

     Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                 APPENDIX A TO
                        MASTER DISTRIBUTION AGREEMENT OF
                           SHORT-TERM INVESTMENTS CO.

Prime Portfolio
---------------
 .  Cash Management Class
 .  Institutional Class
 .  Personal Investment Class
 .  Private Investment Class
 .  Reserve Class
 .  Resource Class

Liquid Assets Portfolio
-----------------------
 .  Cash Management Class
 .  Institutional Class
 .  Personal Investment Class
 .  Private Investment Class
 .  Reserve Class
 .  Resource Class

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: December 18, 1998.
       -----------------
                                       SHORT-TERM INVESTMENTS CO.


Attest: /s/ LISA A. MOSS               By: /s/ ROBERT H. GRAHAM
        ----------------                   --------------------
Name:  Lisa A. Moss                    Name:  Robert H. Graham
Title:  Assistant Secretary            Title:  President

(SEAL)



                                       FUND MANAGEMENT COMPANY


Attest: /s/ LISA A. MOSS               By: /s/ J. ABBOTT SPRAGUE
        ----------------                   ---------------------
Name:  Lisa A. Moss                    Name:  J. Abbott Sprague
Title:  Assistant Secretary            Title:  President


(SEAL)

                                       2